UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2023

Liberty Star Uranium & Metals Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50071	90-0175540
(Commission	(IRS Employer
File Number)	Identification No.)

2 East Congress St. Ste 900, Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (520) 425-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LBSR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 14, 2023, Liberty Star Uranium & Metals Corp.(s’), Board of Directors appointed Saleem Elmasri as director of our company until the next shareholder’s meeting for the election of directors.

Saleem Elmasri holds a CPA and is a seasoned business professional who has a passion for delivering meaningful and measurable value to clients through practical solutions. Saleem has over 15 years of experience in financial and management consulting. He began his career at PricewaterhouseCoopers and worked for several of the firm’s Fortune 500 clients.

Saleem has augmented leadership teams in decision making roles to navigate transactions in the public markets, drive transformative business development efforts, including acquisitions and divestitures, and various SEC or audit compliance matters. Saleem has been an avid investor for the past decade focused on early-stage companies that address global scale challenges, have a large addressable market, and visionary founders. In 2020, Saleem Elmasri launched Titan Advisory Services. In 2022, Saleem launched Titan Ventures, an eco-system driven venture capital firm. In 2023, Saleem launched Titan Strategic Partners to help clients navigate project financing for ambitious infrastructure ventures.

Family Relationships

No family relationships exist between any of our directors or executive officers.

Certain Related Transactions and Relationships

We have not been party to any transaction with Mr. Saleem Elmasri since the beginning of our last fiscal year, or any currently proposed transaction with Mr. Elmasri in which we were or will be a participant and where the amount involved exceeds $120,000, and in which Mr. Elmasri had or will have a direct or indirect material interest.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

Dated: August 16, 2023,	/s/ Patricia Madaris
Patricia Madaris, VP Finance & CFO